UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2006

ETERNAL ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 West Littleton Blvd., Suite 300
Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 385-1230

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 30, 2006, Eternal Energy Corp., a Nevada corporation (the “Company”), entered into a letter agreement (the “Letter Agreement”) with International Frontier Resources Corporation (“IFR”), an oil and gas exploration company located in Calgary, Canada, providing for an option to participate in the drilling of an exploratory test well located in Quad 41 and Quad 42 in the North Sea (the “Quad 41/42 Acreage”). As consideration, the Company paid an initial cash payment of $75,000 and agreed to pay fifteen percent of the costs of the test well drilling costs, production testing costs and all completion costs, plus its proportionate share of royalty and license fees to which the Quad 41/42 Acreage is subject. In addition, the Company agreed to provide an irrevocable letter of credit for $1,500,000 in favor of Palace Exploration Limited, another participant in the project, and agreed to be bound by the terms and conditions of a participation agreement and a joint operating agreement between IFR and Palace Exploration Limited. The letter of credit is for the purpose of securing the Company’s portion of the turn key dry hole costs for the exploratory test well. The Letter Agreement entitles the Company to a ten percent working interest in the Quad 41/42 Acreage. A copy of the Letter Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.

On January 30, 2006, the Company amended and restated its letter agreement executed on November 29, 2005 with IFR relating to its participation in the drilling of an exploratory well located in Quad 14 in the North Sea (the “Quad 14 Acreage”), which agreement was filed as an exhibit to the Company’s Form 8-K filed on December 5, 2005. The amended and restated letter agreement extends the date by which the Company agreed to provide an irrevocable letter of credit for $1,500,000 in favor of Palace Exploration Limited from February 5, 2006 to March 3, 2006, which is for the purpose of securing the Company’s portion of the turn key dry hole costs for the Quad 14 exploratory test well. No other terms or provisions were modified. A copy of the amended and restated letter agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

The Company issued a press release announcing the transactions described above, which is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On January 30, 2006, the Company executed a Finder’s Fee Agreement with Taverham Company Ltd., a company located in the United Kingdom, in which the Company agreed to pay Taverham for its services as a finder for the Quad 41/42 Acreage and the Quad 14 Acreage transactions with IFR. As compensation for Taverham’s services, the Company agreed to issue 350,000 shares of the Company’s common stock to Taverham, which shares will be issued only upon the closing of the acquisitions by the Company of its respective interests in the Quad 14 Acreage and the Quad 41/42 Acreage. The shares to be issued will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder. A copy of the Finder’s Fee Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description of Exhibit

10.1	Letter Agreement by and between Eternal Energy Corp. and International Frontier Resources Corporation Relating to Quad 41 and Quad 42 dated January 30, 2006.

10.2	Amended and Restated Letter Agreement by and between Eternal Energy Corp. and International Frontier Resources Corporation Relating to Quad 14 dated January 30, 2006.

10.3	Finder’s Fee Agreement by and between Eternal Energy Corp. and Taverham Company Ltd. dated January 30, 2006.

99.1	Eternal Energy Corp. press release dated February 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006	ETERNAL ENERGY CORP.

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit

10.1	Letter Agreement by and between Eternal Energy Corp. and International Frontier Resources Corporation Relating to Quad 41 and Quad 42 dated January 30, 2006.

10.2	Amended and Restated Letter Agreement by and between Eternal Energy Corp. and International Frontier Resources Corporation Relating to Quad 14 dated January 30, 2006.

10.3	Finder’s Fee Agreement by and between Eternal Energy Corp. and Taverham Company Ltd. dated January 30, 2006.

99.1	Eternal Energy Corp. press release dated February 3, 2006.